Exhibit 99.2

GUIDELINES FOR CORRECT APPROACH REGARDING SUPPLIER

QUESTIONS AND ANSWERS – KOCH ACQUISITION

16th September 2013

1.	This FAQ sheet is not for public distribution: Do not forward to individuals or companies outside Molex.

2.	Do not respond to questions that cannot be answered from the material publically available or below FAQ sheet but refer these questions to gp-sharedservices@molex.com

3.	Regarding below questions, do not provide additional answers or improvise

4.	Do not attempt to answer any questions outside of those listed below

Q: What was announced?

A: Molex has agreed to be acquired by Koch Industries, Inc. one of the world’s largest and most successful US private companies.

Q: What does this mean for Suppliers?

A: Molex will continue to follow its very successful strategies, including its growth strategies. Suppliers of Molex will benefit from our growth.

Q: What changes will be made in the product design and engineering groups?

A: There will be no change in the structure, resources and innovation strategy within Molex. We will continue to invest in research and development. In fact, we are embarking on a brand new state-of-the-art CAD/CAM implementation this fiscal year.

Q: Will the Molex name and brand change?

A: No, Molex will continue to operate under the Molex name and brand and will be a standalone subsidiary of Koch Industries.

Q: What is the date of ownership change for Molex entities?

A: There will be no change of ownership for Molex entities, even after the transaction is completed.

Q: Please provide an announcement regarding change of ownership?

A: There will be an announcement once the transaction is closed.

Q: When do you expect the transaction to close?

A: We are targeting a calendar year-end close. The exact date will depend on certain conditions, including getting shareholder and regulatory approval.

Q: Will the Tax ID numbers change?

A: The Tax ID for Molex Incorporated will not change

Q: Will anything change anything change to current tax exemptions?

A: The Molex resale exemption certificates remain unchanged

Q: Does the Acquisition by Koch affect the contracts with Molex?

A: No, there will be no change at Molex affecting contracts with suppliers.

Q: What can you tell us about Koch Industries?

A: Based in Wichita, Kansas, Koch Industries, Inc. is one of the largest family-owned private companies in America with annual revenues of about $115 billion. It owns a diverse group of companies involved in refining, chemicals and biofuels; forest and consumer products; fertilizers; polymers and fibers; process and pollution control equipment and technologies; minerals; commodity trading and services; ranching; and investments.

Since 2003, Koch companies have invested about $50 billion in acquisitions and other capital expenditures. With a presence in nearly 60 countries, Koch companies employ about 60,000 people worldwide. In 2012, Koch companies employed nearly 50,000 people in the United States and paid compensation and benefits totaling more than $4 billion.

From January 2009 to present, Koch companies earned more than 752 awards for safety, environmental excellence, community stewardship, innovation, and customer service. For more information, visit MolexNet or www.kochind.com.

Forward-Looking Statements

This document and other documents Molex Incorporated (the “Company,” “we” or “our”) file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about our future performance, business, beliefs, and management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. Words such as “expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. We describe our respective risks, uncertainties and assumptions that could affect the outcome or results of operations in Part 1, Item 1A of our Annual Report 10-K for the year ended June 30, 2013, which are incorporated by reference and in other reports that we file with the SEC. The risks and uncertainties also include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement by and among the Company, Koch Industries, Inc. and Koch Connectors, Inc., dated September 9, 2013 (the “Merger Agreement”); the outcome of any legal proceedings that may be instituted against the Company or Parent related to the Merger Agreement; the inability to complete the transaction due to the failure to obtain the required stockholder approval or the failure to satisfy other conditions to completion of the transaction, including the receipt of all regulatory approvals related to the transaction; the disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and the effect of the announcement of the transaction on the Company’s relationships with its customers, operating results and business generally.

We have based our forward-looking statements, including statements made regarding the proposed transaction, the expected timetable for completing the proposed transaction and other statements, on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Important Additional Information Will be Filed with the SEC

In connection with the proposed merger transaction, the Company intends to file with the SEC and to furnish to the Company’s stockholders a proxy statement and other relevant materials regarding the proposed transaction. This supplier communication does not constitute a solicitation of any proxy or vote. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION, THE PARTIES TO THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. In addition to receiving the proxy statement and related materials by mail, the Company’s stockholders and investors will also be able to obtain, without charge, copies of the proxy statement (once filed) and other Company filings with the SEC from the SEC’s website at www.sec.gov. In addition, stockholders may obtain, without charge, copies of the proxy statement (once filed) and other Company filings with the SEC from the Company’s website at www.molex.com or by contacting Steve Martens, our VP Investor Relations, at (630) 527-4344 or Steve.Martens@molex.com.

Participants in the Solicitation of Proxies

The Company’s executive officers and directors and certain other members of the Company management and its employees may be deemed “participants” in the solicitation of proxies from the Company’s stockholders with respect to the matters relating to the proposed merger. Information concerning the interests of the persons who may, under SEC rules, be considered participants in the solicitation of the Company stockholders, whose interests may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Information about the Company’s executive officers and directors can be found in the Company’s most recent Annual Report on Form 10-K and its proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on September 7, 2012. Information about the Merger Agreement and the proposed merger can be found in the Company’s Recent Event Report on Form 8-K, which was filed with the SEC on September 9, 2013.